UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2006

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                             DPAC Technologies Corp.
             (Exact name of registrant as specified in its charter)

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         California                       0-14843                33-0033759
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


    5675 Hudson Industrial Parkway
             Hudson, Ohio                                           44236
(Address of principal executive offices)                          (Zip code)


               Registrant's telephone number, including area code:
                                 (800) 553-1170

                                 Not applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

     DPAC Technologies Corp. issued a press release on August 9, 2006 announcing its 2006 second quarter results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibit.

Exhibit 99.1    Press release of DPAC Technologies Corp. dated August 9, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DPAC TECHNOLOGIES CORP.

                                       By: /s/ STEVEN D. RUNKEL
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                                           Steven D. Runkel
                                           Chief Executive Officer and President

Dated: August 9, 2006

                                  Exhibit Index


 Exhibit No.      Description
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Exhibit 99.1      Press release of DPAC Technologies Corp. dated August 9, 2006.